CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Glasgal Communications, Inc.:


As independent public accountants, we hereby consent to the incorporation of our report dated September 3, 1996, included in this Form 8-K/A, into the Company's previously filed Registration Statement, File Numbers 33-87122, 33-94802, 33-93470, 333-08381, 333-03414 and 333-09509.




                                          /s/ ALBERT & GOODMAN
                                          --------------------
                                          ALBERT & GOODMAN

Northbrook, Illinois
September 23, 1996